                                 EXHIBIT 99 (A)

                      BNF Bancorp, Inc. and Subsidiary
             Unaudited Consolidated Financial Statements as of and for the Three- and Six-Month Periods Ended March 31, 1994

BNF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
MARCH 31, 1994 AND SEPTEMBER 30, 1993 (Dollars in Thousands)
- ------------------------------------------------------------------------------------------------
                                                                   March 31,        September 30,
                                                                     1994               1993
                                                                  (Unaudited)            *
ASSETS
 Cash and cash equivalents                                         $  3,606            $  2,462
 Investment securities (Note 4):
  Held to maturity (estimated market values of $5,238
   and $5,553, respectively)                                          5,202               5,208
  Available for sale (estimated market value of $18,299
   at September 30, 1993)                                            17,197              17,573
  Mortgage-backed securities (Note 4):
   Held to maturity (estimated market values of $2,366
    and $3,163, respectively)                                         2,317               3,022
   Available for sale (estimated market value of $74,615
    at September 30, 1993)                                           78,243              73,275
  Loans receivable (net of allowance for possible loan losses
    of $1,161 at March 31, 1994 and September 30, 1993)             161,665             152,310
  Mortgage loans held for sale                                        1,159               4,263
  Accrued interest receivable:
   Investment securities                                                318                 410
   Mortgage-backed securities                                           532                 552
   Loans receivable                                                   1,127               1,221
  Premises and equipment, net                                         4,887               4,466
  Stock in Federal Home Loan Bank ("FHLB"), at cost                   1,739               1,696
  Real estate owned and repossessed assets                               55
  Prepaid expenses and other assets                                     915                 652
                                                                   --------            --------
TOTAL ASSETS                                                       $278,962            $267,110
                                                                   ========            ========
LIABILITIES AND STOCKHOLDERS' EQUITY
 Liabilities:
  Deposits                                                         $225,935            $217,771
  Borrowed funds                                                     20,000              17,000
  Advances by borrowers for taxes and insurance                         700                 888
  Accrued interest payable                                              137                 133
  Income taxes                                                        1,001                 717
  Other liabilities                                                     543                 709
                                                                   --------            --------
     Total liabilities                                              248,316             237,218
                                                                   --------            --------
 Stockholders' equity:
  Serial preferred stock - $.01 par value, authorized
   400,000 shares - none issued
  Capitalized stock - $.01 par value, 3,200,000 shares
   authorized, 1,784,193 shares issued and outstanding             $     18            $     18
  Additional paid-in capital                                         11,184              11,184
  Retained income, substantially restricted                          19,925              18,690
  Net unrealized depreciation on securities available for sale
   (Note 4)                                                            (481)
                                                                   --------            --------
     Total stockholders' equity                                      30,646              29,892
                                                                   --------            --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $278,962            $267,110
                                                                   ========            ========
*Balances derived from audited financial statements.

See notes to consolidated financial statements.

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

BNF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME
QUARTERS AND SIX MONTH PERIODS ENDED MARCH 31, 1994 AND 1993
(Dollars in Thousands, Except Per Share Amounts)
- ----------------------------------------------------------------------------------------------------

                                                     For the                     For the Six Month
                                                 Quarters Ended                    Periods Ended
                                                    March 31,                        March 31,
                                                 ---------------                 ------------------
                                                 1994      1993                   1994        1993
                                                   (Unaudited)                       (Unaudited)

INTEREST INCOME:
 Mortgage loans                                 $2,101     $2,268                $4,262       $4,726
 Consumer and other loans                        1,107        979                 2,218        1,973
 Mortgage-backed securities                      1,096      1,229                 2,200        2,544
 Investment securities                             355        442                   741          846
 Other                                              23         27                    44           50
                                                ------     ------                ------       ------
     Total interest income                       4,682      4,945                 9,465       10,139
                                                ------     ------                ------       ------
INTEREST EXPENSE:
 Deposits                                        1,917      1,938                  3,840       4,010
 Borrowed funds                                    240        195                    492         402
                                                ------     ------                 ------      ------
     Total interest expense                      2,157      2,133                  4,332       4,412
                                                ------     ------                 ------      ------
NET INTEREST INCOME                              2,525      2,812                  5,133       5,727

PROVISION FOR LOAN LOSSES                                      22                                118
                                                ------     ------                 ------      ------
NET INTEREST INCOME
 AFTER PROVISION
 FOR LOAN LOSSES                                 2,525      2,790                  5,133       5,609
                                                ------     ------                 ------      ------

NONINTEREST INCOME:
 Fees and charges on loans                          26         25                     60          56
 Service fee income on loans sold                   17         21                     34          37
 Fees and service charges on
   deposit accounts                                142        122                    286         253
 Net gain (loss) on sale of:
   Investment securities                            (4)        10                     21          25
   Mortgage loans                                   22                               136
 Other                                             116        153                    204         284
                                                ------     ------                 ------      ------
       Total noninterest income                    319        331                    741         655
                                                ------     ------                 ------      ------
NONINTEREST EXPENSE:
 Salaries and employee benefits                    752        658                  1,482       1,284
 Net occupancy expense                             197        154                    378         289
 Data processing expense                           112        110                    150         213
 Insurance premimums                               145         92                    292         235
 Marketing and public relations                     95        172                    158         291
 Other                                             308        310                    561         617
                                                ------     ------                 ------      ------
     Total noninterest expense                   1,609      1,496                  3,021       2,929
                                                ------     ------                 ------      ------

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

BNF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME
QUARTERS AND SIX MONTH PERIODS ENDED MARCH 31, 1994 AND 1993
(Dollars in Thousands, Except Per Share Amounts)
- ------------------------------------------------------------------------------
                                       For the            For the Six Month
                                    Quarters Ended          Periods Ended
                                       March 31,               March 31,
                                ----------------------  ----------------------
                                   1994        1993        1994        1993
                                     (Unaudited)              (Unaudited)
INCOME BEFORE INCOME
 TAX EXPENSE                    $    1,235  $    1,625  $    2,853  $    3,335

INCOME TAX EXPENSE                     453         597       1,046       1,292
                                ----------  ----------  ----------  ----------

NET INCOME                      $      782  $    1,028  $    1,807  $    2,043
                                ==========  ==========  ==========  ==========

AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES
 OUTSTANDING                     1,859,835   1,834,548   1,853,405   1,828,524
                                ==========  ==========  ==========  ==========

EARNINGS PER SHARE
 (Note 3)                       $     0.42  $     0.56  $     0.97  $     1.12
                                ==========  ==========  ==========  ==========

CASH DIVIDENDS PER SHARE        $     0.16  $     0.15  $     0.32  $     0.30
                                ==========  ==========  ==========  ==========

See notes to consolidated financial statements.




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

BNF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
SIX MONTH PERIODS ENDED MARCH 31, 1994 AND 1993
(Dollars in Thousands)
- ----------------------------------------------------------------------------------------------------------------------
                                                                                        Net Unrealized
                                                                                         Appreciation
                                                                          Retained      (Depreciation)
                                                           Additional     Income-       on Securities       Total
                                                Capital     Paid-in     Substantially     Available      Stockholders'
                                                 Stock      Capital      Restricted       for Sale          Equity
For the Six Month Period
 Ended March 31, 1994
 (Unaudited):

 Balance at September 30, 1993                   $ 18       $11,184       $18,690                           $29,892

 Impact at October 31, 1993 of
  adoption of Statement of
  Financial Accounting Standards
  No. 115 (Note 4)                                                                        $ 2,066             2,066

 Change in unrealized appreciation
  (depreciation) on securities available
  for sale, net of related income
  tax effect                                                                               (2,547)           (2,547)

 Cash dividends                                                              (572)                             (572)

 Net income for the six month period
  ended March 31, 1994                                                      1,807                             1,807
                                                 ----       -------       -------         -------           -------
 Balance at March 31, 1994                       $ 18       $11,184       $19,925         $  (481)          $30,646
                                                 ====       =======       =======         =======           =======

For the Six Month Period
 Ended March 31, 1993
 (Unaudited):

 Balance at September 30, 1992                   $ 18       $11,075       $15,705                           $26,798

 Cash dividends                                                              (532)                             (532)

 Net income for the six month period
  ended March 31, 1993                                                      2,043                             2,043
                                                 ----       -------       -------                           -------
 Balance at March 31, 1993                       $ 18       $11,075       $17,216                           $28,309
                                                 ====       =======       =======                           =======

See notes to consolidated financial statements.



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

BNF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
SIX MONTH PERIODS ENDED MARCH 31, 1994 AND 1993
(Dollars in Thousands)
- ---------------------------------------------------------------------------------------------------
                                                                       1994                 1993
                                                                            (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                                         $  1,807             $  2,043
 Adjustments to reconcile net income to net cash
   provided by operating activities:
   Provision for loan losses                                                                  118
   Provision for depreciation                                            211                  139
   Accretion of discounts                                                (29)                 (27)
   Amortization of premiums                                              285                  181
   Net unrealized loss on loans held for sale                             39
   Gain on sale of investment securities                                 (24)                 (25)
   Loans originated for resale                                        (3,830)              (8,256)
   Proceeds from sale of loans originated for resale                   3,830                8,256
   Gain on sale of loans                                                (179)                 (21)
   (Increase) decrease in real estate owned                              (55)                 299
   (Increase) decrease in other assets                                   (99)                  36
   Decrease in other liabilities                                         (66)                (383)
                                                                    --------             --------
         Net cash provided by operating activities                     1,890                2,360
                                                                    --------             --------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from sales of investment securities                        2,472                2,175
   Proceeds from maturities of investment securities                                        1,000
   Purchase of investment securities                                  (2,000)              (6,720)
   Loan originations                                                 (39,102)             (29,558)
   Mortgage-backed securities purchased                              (23,692)             (15,860)
   Proceeds from sale of mortgage-backed securities                    5,496                4,351
   Principal collections on loans                                     32,665               31,950
   Principal collections on mortgage-backed securities                13,455               10,539
   Purchases of premises and equipment                                  (632)              (1,146)
                                                                    --------             --------
          Net cash used in investing activities                      (11,338)              (3,269)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net increase in deposits                                            8,164                1,591
   Cash dividends paid                                                  (572)                (532)
   Proceeds from (payments on) FHLB advances                           3,000               (1,000)
                                                                     -------              -------
          Net cash provided by financing activities                   10,592                   59
                                                                     -------              -------

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

BNF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
SIX MONTH PERIODS ENDED MARCH 31, 1994 AND 1993
(Dollars in Thousands)
- -----------------------------------------------------------------------------------------
                                                                1994                1993

INCREASE (DECREASE) IN CASH AND CASH                          $ 1,144            $  (850)
 EQUIVALENTS

CASH AND CASH EQUIVALENTS AT
 BEGINNING OF PERIOD                                            2,462              3,486
                                                              -------            -------
CASH AND CASH EQUIVALENTS AT
 END OF PERIOD                                                $ 3,606            $ 2,636
                                                              =======            =======
SUPPLEMENTAL INFORMATION FOR CASH FLOW:
 Cash payments of interest                                    $ 4,328            $ 4,429
                                                              =======            =======
 Cash payments of income taxes                                $   751            $ 1,200
                                                              =======            =======
 Unrealized depreciation on securities available for sale,
  net of related income tax effect                            $   481
                                                              =======


See notes to consolidated financial statements.



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
BNF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------

    1. The preceding consolidated financial statements include the accounts of BNF BANCORP, INC. ("BNF"), formerly BANCFIRST Corporation, and its wholly-owned subsidiary, BANKFIRST, a federal savings bank, (collectively "the Bank").

    2. The preceding consolidated financial statements at March 31, 1994 and for the quarters and six month periods ended March 31, 1994 and 1993 have been prepared in accordance with instructions pursuant to Form 10-Q Quarterly Report. The consolidated financial statements are unaudited but, in the opinion of Management, reflect all accruals and adjustments necessary for a fair presentation of the Bank's financial position and results of its operations and its cash flows at the dates and for the periods indicated. All such adjustments are of a normal recurring nature. The results of operations for the quarter and six month period ended March 31, 1994 are not necessarily indicative of results to be expected for the entire fiscal year of 1994.

    3. Earnings per share is based on the weighted average number of shares plus equivalent shares outstanding. The dilutive effect of shares issuable under stock options is immaterial.

    4. Statement of Financial Accounting Standards ("SFAS") Number 114, Accounting by Creditors for Impairment of a Loan and SFAS Number 115, Accounting for Certain Investment in Debt and Equity Securities, were issued in May, 1993. SFAS No. 114 addresses the accounting by creditors for impairment of certain loans and applies to all loans that are restructured in a troubled debt restructuring. It requires that impaired loans be measured based on the present value of expected cash flows discounted at the loan's effective interest rate. This Statement applies to financial statements for fiscal years beginning after December 15, 1994. The Bank has not yet decided if it will elect early adoption of this Statement, and Management cannot estimate the effects of adoption on the financial statements. SFAS No. 115 addresses the accounting and reporting for investments in equity securities that have readily determinable fair values and for all investments in debt securities. Those investments are to be classified in three categories with each having a specified accounting method as to carrying value and recognition of unrealized gains and losses. The Bank adopted this Statement for fiscal year beginning October 1, 1993. As a result of this adoption, certain investment securities and mortgage-backed securities classified as available for sale are carried at market value, and $481,000 of unrealized depreciation, net of related income tax effect, on securities available for sale is shown as a component of stockholders' equity at March 31, 1994. Prior to this adoption, at September 30, 1993, certain investment securities and mortgage-backed securities classified as held for sale were stated at the lower of cost or market.

    5. On January 28, 1994, BNF and Union Planters Corporation ("UPC"), Memphis, Tennessee, announced the signing of a definitive agreement for UPC to acquire BNF with an exchange of 1.078 shares of UPC common stock for each share of BNF common stock. The transaction is subject to regulatory approval and the approval of BNF shareholders.

    6. On April 18, 1994, the Bank and BANKALABAMA, Huntsville, Alabama, announced the signing of an agreement for the Bank to acquire BANKALABAMA's Beltline Road, Decatur, Alabama branch which consists of approximately $600,000 in deposits and approximately $200,000 in loans receivable as well as approximately $107,000 in fixed assets. This transaction is subject to regulatory approval.





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